Commitments and contingent liabilities	12 Months Ended
Dec. 31, 2020
Disclosure Of Commitments And Contingent Liabilities [Abstract]
Commitments and contingent liabilities
42	Commitments and contingent liabilities

As at December 31, 2020, the Group is not committed to investing in significant property, plant and equipment, intangibles assets and other capital expenditure.

Certain financial institutions have provided guarantees as at December 31, 2020 to secure payments to third parties amounting to 5,341 (6,770 as at December 31, 2019). These guarantees are unsecured and have various maturities extending through October 30, 2025.

The Group is involved in a number of claims (including tax claims) and legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters, after the provisions accrued, will not have a material adverse effect on the Group’s consolidated financial position or results of operations (see note 23).